Supplement to the Statements of Additional Information (“SAI”)

May 28, 2010

Dear Investor,

The US Securities and Exchange Commission (“SEC”) recently adopted amendments to Rule 2a-7 and other rules (the “Amendments”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), governing the regulation of money market funds, including each fund listed below (each, a “fund”). In particular, the Amendments made certain changes to the maturity, liquidity and other requirements that apply to the funds. Certain key aspects of the Amendments are discussed below. In addition, each fund recently appointed a new president, for whom background information also appears below. This letter supplements the information contained in the SAI for each fund referenced below.

List of funds:

Fund Name	Date of SAI*
UBS Master Series, Inc.—UBS Money Market Fund	June 29, 2009
UBS Cashfund Inc.	July 29, 2009
UBS RMA Money Fund Inc.—UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio and UBS Retirement Money Fund	August 28, 2009
UBS Managed Municipal Trust—UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund	August 28, 2009
UBS Municipal Money Market Series—UBS RMA New Jersey Municipal Money Fund	August 28, 2009
UBS RMA Tax-Free Fund Inc.	August 28, 2009
UBS Money Series—UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Cash Reserves Fund and UBS Liquid Assets Fund	August 28, 2009
UBS PACE® Select Advisors Trust—UBS PACE Money Market Investments	November 28, 2009

* As previously supplemented, if applicable.

Maturity Requirements. Rule 2a-7 currently requires that the funds maintain a dollar-weighted average portfolio maturity that is appropriate to the objective of maintaining a stable net asset value per share, subject to a maximum dollar-weighted average portfolio maturity of 90 days. The Amendments shorten the maximum dollar-weighted average maturity of a fund’s portfolio to 60 days.

In addition, the Amendments add a new requirement under Rule 2a-7 that limits the dollar-weighted average life of a fund’s investments to 120 days, the calculation of which must be made without regard to a security’s interest rate reset dates. The compliance date for these maturity requirements is June 30, 2010.

ZS 419	(continued on reverse)

Accordingly, effective June 30, 2010, any reference in an SAI indicating that a fund maintains a dollar-weighted average portfolio maturity of 90 days or less is deleted, and replaced with a statement that the fund maintains a dollar-weighted average portfolio maturity of 60 days or less, and maintains a dollar-weighted average life for its portfolio of 120 days or less.

Liquidity Requirements. The Amendments prohibit a fund from acquiring an illiquid security if, immediately after the acquisition, the fund would have more than 5% of its total assets invested in illiquid securities. The Amendments also impose daily and weekly liquidity requirements on the funds, requiring a fund to maintain a portion of its assets in cash or securities that can readily be converted into cash.

Accordingly, any reference in an SAI indicating that a fund may invest up to 10% of its net assets in illiquid securities is deleted and replaced with statements that (i) the fund will not acquire any illiquid security if, immediately after the acquisition, the fund would have invested more than 5% of its total assets in illiquid securities; and (ii) the fund will comply with the daily (applicable to taxable money market funds) and weekly (applicable to all money market funds) liquidity requirements set forth in Rule 2a-7 of the Investment Company Act and, as such, must maintain a portion of its assets in cash or securities that can readily be converted into cash, which may have a negative effect on the fund ’s yield.

Suspension of Redemptions. A new regulation under the Investment Company Act permits a fund to suspend redemptions of fund shares and the payment of redemption proceeds in certain emergency circumstances in order to facilitate an orderly liquidation of the fund.

Accordingly, any reference that indicates the circumstances under which a fund may suspend redemption privileges or postpone the date of payment is revised to include a statement that a fund may suspend redemption privileges or postpone the date of payment to the extent permitted by applicable laws and regulations.

Other Risks. Although the Amendments are designed to further reduce the risks of investing in any money market fund, the Amendments may also affect the investment strategies, performance, yield and operating expenses of a fund. Furthermore, additional amendments to Rule 2a-7 and other rules governing the regulation of money market funds could be adopted in the future.

As a result, a new risk titled “Regulatory risk” is added to each fund’s SAI, as follows: Regulatory risk. The SEC continues to review the regulation of money market funds and may propose further changes to the rules that govern the funds’ operations. Legislative developments may also affect the funds. These changes and developments may further affect the investment strategies, performance, yield and operating expenses of a fund.

Additional Disclosure Change—Fund Officer Change: Mark Carver has succeeded Kai Sotorp as president of the funds. As a result, the entry for Mr. Sotorp in the listing of fund officers is deleted and the following is added:

Mark E. Carver; 46 UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR YOUR FUTURE REFERENCE.